SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2007

TRAILER BRIDGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
10405 New Berlin Road East
Jacksonville, Florida		32226
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code:	(904)-751-7100

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

        On April 3, 2007, Trailer Bridge issued a release reporting it will deploy one additional Triplestack Box Carrier® vessel, add the Dominican Republic as a market served by the Company’s unique 53’ transportation system and take delivery of additional containers and chassis. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1	Press Release.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: April 3, 2007	By: /s/ John D. McCown
John D. McCown
Chairman and Chief Executive Officer

EXHIBIT INDEX

No.                     Description of Exhibit

99.1                          Press Release

4